Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 3 dated as of November 8, 2022 (this “Amendment”), among BRIGHT HEALTH GROUP, INC. (the “Company”), the other LOAN PARTIES party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”).
Reference is made to the Credit Agreement dated as of March 1, 2021 (as amended by the First Amendment dated as of August 2, 2021, Second Amendment dated as of November 20, 2021 and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Company, the Lenders party thereto and the Administrative Agent. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
The Company has requested, and the Administrative Agent and the Lenders party hereto agree, in accordance with Section 15.1 of the Credit Agreement, to amend the Credit Agreement on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof:
(a)Section 1.1 of the Credit Agreement is hereby amended to add the following defined term in correct alphabetical order:
“Covenant Waiver Period” means the period commencing with and including the Computation Period ending on September 30, 2022, and ending on and including the Computation Period ending on September 30, 2023.
(b)Section 11.12.1 of the Credit Agreement is hereby amended to read as follows:
“Not permit the Total Debt to Total Capitalization Ratio as of the last day of each Computation Period, beginning with the Computation Period ending June 30, 2021, to exceed 0.25 to 1.00; provided that the foregoing shall not apply to any Computation Period ending during the Covenant Waiver Period.”

(c)Section 11.12.2 of the Credit Agreement is hereby amended to read as follows:
“Not permit the Minimum Liquidity to be less than $150,000,000 (or, from November 8, 2022 through September 30, 2023, less than $200,000,000) at any time.

(d)Section 10.1 of the Credit Agreement is hereby amended to add Section 10.1.9 as follows:
“10.1.9     Additional Reporting During the Covenant Waiver Period

(a) No later than January 31, 2023, a business and financial plan for Fiscal Year 2023 prepared by management of the Company and in form substantially similar to the financial projections delivered to the Administrative Agent immediately prior to Amendment Effective Date (which plan shall include, in any event, a projected consolidated balance sheet, statement of operations and a statement of cash flow of the Company and its Subsidiaries on a consolidated basis, a reasonably detailed description of the assumptions used in the preparation thereof and reconciliation information between the unrestricted cash forecast at a consolidated level and at a subsidiary level).
(b) On or prior to the last day of each Fiscal Quarter ending during the Covenant Waiver Period (beginning with the Fiscal Quarter ending on or about December 31, 2022), a projected 13-week cash flow statement in form substantially similar to the form agreed between the Company and the Administrative Agent immediately prior to Amendment Effective Date and covering the 13-week period beginning on the first day of the immediately subsequent Fiscal Quarter.”
Section 2.Collateral Default Waiver. The Required Lenders hereby agree to waive, permanently, each of the Collateral Defaults.
As used in this Section 2, “Collateral Defaults” means any Defaults and/or Events of Default existing on the Amendment Effective Date and arising from or relating to (i) the failure of the Company to furnish to the Administrative Agent prompt written notice of a change in the legal names of the Loan Parties formerly known as  “Physicians Plus, LLC”, “Physicians Plus of Florida, LLC” and Physicians Plus of California, LLC”, and each now known, respectively, as “NeueHealth Partners, LLC”, “NeueHealth Partners of Florida, LLC” and “NeueHealth Partners of California, LLC”, in accordance with the requirements of Section 10.13(a) of the Credit Agreement and Section 4.03(a) of the Collateral Agreement, (ii) the failure to notify the Administrative Agent of and cause the Collateral and Guarantee Requirement to be satisfied with respect to the designation of NeueHealth Partners Florida RBE, LLC and NeueHealth Partners Texas RBE, LLC as Loan Parties and the pledging of Equity Interests owned by the Loan Parties as set forth on Schedule 4 to the perfection certificate delivered pursuant to Section 4(c) hereof in accordance with Section 10.11(a) of the Credit Agreement and Sections 3.01, 3.02 and 4.03 of the Collateral Agreement, (iii) the failure of the Company to deliver to the Administrative Agent, at the time of delivery of the financial statements for the Computation Period ending December 31, 2021 pursuant to Section 10.1.1 of the Credit Agreement, a certificate of the Company required to be delivered pursuant to Section 10.13(b) and (iv) the failure to notify the Administrative Agent of any of the foregoing failures in accordance with Section 10.1.5 (a) of the Credit Agreement.

Section 3.Representations and Warranties. The Company represents and warrants that as of the date hereof and the Amendment Effective Date:
(a)After giving effect to this Amendment, the representations and warranties contained in Section 9 of the Credit Agreement are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects; except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date.

(b)After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
Section 4.Conditions to Effectiveness.
This Amendment shall become effective on the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have received (a) a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of the Company, confirming that the representations and warranties set forth in Section 3 hereof are true and correct in all respects, (b) executed counterparts of this Amendment by (i) the Company, (ii) each of the other Loan Parties, (iii) the Administrative Agent and (iv) the Required Lenders, (c) an updated perfection certificate with respect to the Company and its Subsidiaries and (d) an amendment fee for the account of each Lender that consents to this Amendment and delivers its executed signature page hereto at or prior to 5:00 p.m., New York time, on November 8, 2022, in an amount equal to 0.025% of the amount of such Lender’s Commitment (whether used or unused) on the date on which this Amendment becomes effective in accordance with its terms immediately prior to giving effect to this Amendment.
The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.
Section 5.Fees and Expenses.
The Company agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.
Section 6.Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The words “execution”, “signed”, “signature”, “delivery”, and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
Section 7.Reaffirmation by Loan Parties.
Each of the Loan Parties, as debtor, grantor, pledgor, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or acts as a guarantor, hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for, or guaranteed, the Obligations under the Loan Documents, ratifies and reaffirms such grant of security interests and liens and such guarantee and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby.
Section 8.Governing Law; Amendment of Right to Trial by Jury, Etc.
THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW DOCTRINES. The provisions of Sections 15.4, 15.6, 15.7, 15.15, 15.20 and 15.24 of the Credit Agreement are hereby incorporated by reference as if set forth in full herein, mutatis mutandis.
Section 9.Headings.
The headings of this Amendment are for purposes of reference only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning hereof.
Section 10.Effect of Amendment; References to the Credit Agreement.
Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Administrative Agent, any Lender or any Issuing Bank under the Credit Agreement or any agreement or document relating thereto, and except as expressly provided in this Amendment, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any such other agreement or document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. Nothing herein shall entitle the Company to a consent to, or a waiver, extension, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any agreement or document relating thereto in any similar or different circumstances.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BRIGHT HEALTH GROUP, INC.,
as the Company

By: /s/ Cathy Smith_____________________
Name: Cathy Smith
Title:    Executive Vice President and Chief Financial Officer

BRIGHT HEALTH MANAGEMENT, INC. BRIGHT HEALTH SERVICES, INC.
MEDICAL PRACTICE HOLDING
COMPANY, LLC
BRIGHTHEALTH NETWORKS, LLC
PHYSICIANS PLUS ACO, LLC
PINEAPPLE ACO, LLC
NEUEHEALTH PARTNERS, LLC
NEUEHEALTH PARTNERS OF FLORIDA, LLC
NEUEHEALTH PARTNERS OF CALIFORNIA, LLC
NEUEHEALTH LLC
DOCSQUAD, LLC
NEUEHEALTH COMMUNITY ACO, LLC
NEUEHEALTH PARTNERS FLORIDA RBE, LLC
NEUEHEALTH PARTNERS TEXAS RBE, LLC,
as Guarantors

By: /s/ Cathy Smith______________________
Name: Cathy Smith
Title:    Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By: /s/ Joon Hur_______________________
Name: Joon Hur
Title:    Executive Director
MAN SACHS LENDING PARTNERS LLC,
as Lender

By: /s/ Keshia Leday_____________________
Name: Keshia Leday
Title:    Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

BANK OF AMERICA, N.A.,
as Lender

By: /s/ Joseph L. Corah_________________
Name: Joseph L. Corah
Title:    Director

[Signature Page to Amendment No. 3 to Credit Agreement]